GOLDMAN SACHS TRUST

Goldman Sachs Structured International Equity Funds

Class A, Class C, Institutional and Class IR Shares

of the

Goldman Sachs Structured Emerging Markets Equity Fund

(the “Fund”)

Supplement dated October 11, 2012 to the

Prospectus dated February 28, 2012, as amended to date (the “Prospectus”)

Effective immediately, the Fund’s Prospectus is revised as follows:

The following replaces in its entirety the third paragraph in the “Goldman Sachs Structured Emerging Markets Equity Fund—Summary—Principal Strategy” in the Prospectus:

The Fund uses a “structured” quantitative style of management that emphasizes fundamentally-based stock and country/currency selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research, including, but not limited to, such investment themes as: Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Quality evaluates whether the company’s earnings are coming from more persistent, cash based sources, as opposed to accruals. Management assesses the characteristics, policies and strategic decisions of company management. Momentum seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Finally, the Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

The following replaces in its entirety the third paragraph in the “Investment Management Approach—Principal Investment Strategies—Structured Emerging Markets Equity Fund” section of the Prospectus:

As discussed below in “All Funds,” the Fund uses a “structured” quantitative style of management that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research, including, but not limited to, such investment themes as: Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Fund maintains risk, style, and capitalization characteristics similar to its benchmark index, the MSCI® Emerging Markets Standard Index (unhedged, with dividends reinvested, net of dividend withholding taxes), adjusted for the Investment Adviser’s country views. The MSCI® Emerging Markets Standard Index is a free float-adjusted market capitalization index that is constructed using MSCI’s GIMI Methodology. It is designed to measure equity market performance of the large and mid market capitalization segments of emerging markets. As of February 1, 2012, the MSCI® Emerging Markets Index consisted of the following emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark adjusted for country views. Additionally, the QIS team’s views of the relative attractiveness of emerging countries and currencies are considered in allocating the Fund’s assets among emerging countries.

The following replaces in their entirety the first and second paragraphs in the “Investment Management Approach—All Funds—GSAM’s Quantitative Investment Philosophy” section of the Prospectus:

Country Selection (applicable to the Structured Emerging Markets Equity Fund and Structured International Equity Fund). The Investment Adviser forecasts returns of 24 developed markets and 21 emerging markets worldwide. Country return forecasts are determined using models based on the following investment themes: Valuation, Momentum, Risk Premium, Fund Flows and Macro (the Momentum and Fund Flow factors are not considered by the Structured Emerging Markets Equity Fund). Valuation favors equity and currency markets which appear cheap relative to fundamentals and purchasing power. The Momentum factor favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for various types of risk, while Fund Flows evaluates the strength of capital market inflows. Finally, the Macro factor assesses a market’s macroeconomic environment and growth prospects.

Stock Selection. The Investment Adviser then attempts to forecast expected returns on over 10,000 stocks globally on a daily basis using proprietary models developed by the Quantitative Investment Strategies (“QIS”) team. These models are based on six investment themes—Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management assesses the characteristics, policies and strategic decisions of company management. Momentum seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Finally, the Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

STINTSTK 10-12